UNITED STATES

SECURITIES AND EXCHANGE COMMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2018

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BUSINESS FIRST BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

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Louisiana	333-200112	20-5340628
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Laurel Street, Suite 101 Baton Rouge, Louisiana		70801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (225) 248-7600

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 40 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                                ☒

7.01	Regulation FD Disclosure.

Executive officers of Business First Bancshares, Inc. (“Business First”), the parent company of Business First Bank, will make presentations to investors at the annual Raymond James U.S. Bank Conference held in Chicago, Illinois on September 5, 2018. A copy of the presentation materials is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

8.01	Other Events.

Business First’s presentation materials related to the proposed merger of Richland State Bancorp, Inc. (“Richland State”) with and into Business First are being filed herewith as Exhibit 99.1 in compliance with Rule 425 of the Securities Act of 1933, as amended.

9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are furnished herewith.

Exhibit No.	Description of Exhibit
99.1	Investor Presentation Materials

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Business First cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Business First and Richland State, including future financial and operating results; Business First’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approval; (ii) the risk that Business First may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Business First discusses or refers to in the “Risk Factors” contained in the Annual Report on Form 10-K for the year ended December 31, 2017 and any updates to those risk factors set forth in Business First’s subsequent Quarterly Reports on Form 10-Q and the registration statement on Form S-4 and the related proxy statement/prospectus regarding the proposed merger between Business First and Richland State contained therein. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Accordingly, you should not place undue reliance on any such forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement and Business First undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Merger and Where to Find It

This communication is being made in respect of the proposed merger of Richland State with and into Business First. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities.

Investors and security holders are urged to carefully review and consider Business First's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q.

In connection with the proposed merger of Business First and Richland State, Guaranty has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4 that includes a proxy statement of Richland State and a prospectus of Business First, as well as other relevant documents concerning the proposed merger. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY AMENDMENT OR SUPPLEMENTS TO THESE DOCUMENTS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BUSINESS FIRST, RICHLAND STATE AND THE MERGER. Investors and security holders are able to obtain free copies of the registration statement on Form S-4 and the related proxy statement/prospectus, as well as other documents filed with the SEC by Business First through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Business First are also available free of charge upon written request at the following address: Business First Bancshares, Inc., 500 Laurel Street, Baton Rouge, Louisiana 70801, Attn: Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 29, 2018

Business First bancshares, inc.

By:	/s/ David R. Melville, III
David R. Melville, III
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Investor Presentation Materials